Exhibit 99.1

THIRD AMENDED AND RESTATED ADVISORY AGREEMENT
BETWEEN
GREENBACKER RENEWABLE ENERGY COMPANY LLC
GREENBACKER RENEWABLE ENERGY CORPORATION
AND
GREENBACKER CAPITAL MANAGEMENT LLC

THIS THIRD AMENDED AND RESTATED ADVISORY AGREEMENT (the “Agreement”) is entered into as of the 1st day of September, 2020, by and between GREENBACKER RENEWABLE ENERGY COMPANY LLC, a Delaware limited liability company (the “Company”), GREENBACKER RENEWABLE ENERGY CORPORATION, a Maryland corporation (the “Operating Corp.”), and GREENBACKER CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Company is an externally managed energy company that intends to acquire and manage income-generating renewable energy and energy efficiency and sustainable development projects and other energy-related businesses (collectively, the “Target Assets”) as well as finance the construction and/or operation of the Target Assets; and

WHEREAS, the Advisor is a renewable energy, energy efficiency and sustainability related project acquisition, consulting and development company that intends to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company and the Advisor entered into the Advisory Agreement, dated August 7, 2013 (the “Advisory Agreement”) to retain the Advisor to furnish advisory and management services to the Company and its subsidiaries on the terms and conditions therein and the Company and the Advisor entered into the Amended and Restated Advisory Agreement, dated October 9, 2013 (the “Amended and Restated Advisory Agreement”) and the Company and the Advisor entered into the Second Amended and Restated Advisory Agreement, dated March 6, 2020 (the “Second Amended and Restated Advisory Agreement”); and

WHEREAS, the Company and the Advisor wish to amend and restate the Second Amended and Restated Advisory Agreement in its entirety by entering into this Third Amended and Restated Advisory Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.  Duties of the Advisor.

(a)  Retention of Advisor. The Company hereby employs the Advisor to act as the advisor to the Company and its subsidiaries and to manage the day-to-day operations of the Company and its subsidiaries, subject at all times to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth:

(i)  in accordance with the investment objectives, policies and restrictions that are set forth in the Company’s Registration Statement on Form S-1 (File No. 333-178786-01) filed with the Securities and Exchange Commission (the “SEC”), as amended from time to time (the “Registration Statement”); and

(ii)  during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s certificate of formation and limited liability company agreement (the “LLC Agreement”), in each case as amended from time to time.

(b)  Responsibilities of Advisor. Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement:

(i)  determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes;

(ii)  identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)  close and monitor the Company’s investments;

(iv)  perform due diligence on prospective projects; and

(v)  assist in the preparation of reports to members.

(c)  Power and Authority. To facilitate the Advisor’s performance of these undertakings, but subject to the restrictions contained herein, the Company and its subsidiaries hereby delegate to the Advisor, and the Advisor hereby accepts, the power and authority on behalf of the Company and its subsidiaries to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments. In the event that the Company determines to acquire debt financing, the Advisor shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board.

(d)  Acceptance of Employment. The Advisor hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e)  Subadvisors. The Advisor is hereby authorized to enter into one or more subadvisory agreements with other advisors with expertise in the Target Assets (each, a “Subadvisor”) pursuant to which the Advisor may obtain the services of the Subadvisor(s) to assist the Advisor in fulfilling its responsibilities hereunder. Specifically, the Advisor may retain a Subadvisor to recommend specific Target Assets or other investments based upon the Company’s investment objectives, policies and restrictions, and work, along with the Advisor, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such Target Assets and investments and monitoring investments on behalf of the Company, subject to the oversight of the Advisor and the Company.

(i)  The Advisor shall monitor any Subadvisor to ensure that material information discussed by management of any such Subadvisor is communicated to the Board, as appropriate.

(ii)  compensation payable to any Subadvisor.

(iii)  Any Subadvisor shall be subject to the same fiduciary duties imposed on the Advisor pursuant to this Agreement and the Advisers Act, as well as other applicable federal and state law.

(f)  Independent Contractor Status. The Advisor shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g)  Record Retention. Subject to review by and the overall control of the Board, the Advisor shall maintain all books and records with respect to the Company’s transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Advisor agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request and upon termination of this Agreement pursuant to Section 9, provided that the Advisor may retain a copy of such records.

The following provisions in this Section 1 shall apply for only so long as the Shares (as defined herein) of the Company are not listed on a national securities exchange.

(h)  Administrator. The Advisor shall, upon request by an official or agency administering the securities laws of a state, province, or commonwealth (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to members of the Company pursuant to this Agreement, the Registration Statement and applicable federal and state law.

(i)  Fiduciary Duty. It is acknowledged that the Advisor shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Advisor’s immediate possession or control. The Advisor shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company. The Advisor shall not, by entry into an agreement with any member of the Company or otherwise, contract away the fiduciary obligation owed to the Company and the members of the Company under common law.

2. Company’s Responsibilities and Expenses Payable by the Company.

(a)  Costs. Subject to the limitations on reimbursement of the Advisor as set forth in Section 2(b) below, the Company, either directly or through reimbursement to the Advisor, shall bear all other costs and expenses of its operations and transactions, including (without limitation) fees and expenses relating to: expenses deemed to be “organization and offering expenses” of the Company for purposes of Conduct Rule 2310(a)(12) of the Financial Industry Regulatory Authority (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee, the distribution fee and any discounts, are hereinafter referred to as “Organization and Offering Expenses”); the investigation and monitoring of the Company’s investments; any cost incurred in connection with the Advisor’s valuation methodologies; effecting sales and repurchases of the Company’s limited liability company interests (“Shares”) and other securities; the Base Management Fee (as defined in Section 3(a) hereof) and any incentive allocation and distribution payable pursuant to the LLC Agreement; administration fees payable under the administration agreement (the “Administration Agreement”) between the Company and Greenbacker Administration, LLC (the “Administrator”), the Company’s administrator; fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms, and fees and expenses associated with performing due diligence reviews of prospective investments), transfer agent and custodial fees, fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions for the Company’s investments; costs of proxy statements, members’ reports and notices; fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002; costs associated with the Company’s reporting and compliance obligations under applicable federal and state securities law; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, and staff; all other expenses incurred by the Advisor in performing its obligations subject to the limitations included in this Agreement; and all other expenses incurred by either the Administrator or the Company in connection with administering the Company’s business, including payments for the administrative services provided under the Administration Agreement based upon the Company’s allocable portion (subject to the review and approval of the Board) of the Administrator’s overhead in performing its obligations under the Administration Agreement.

Notwithstanding the foregoing, the Company shall reimburse the Advisor for Organization and Offering Expenses it may incur on the Company’s behalf but only to the extent that the reimbursement would not cause the selling commissions, the dealer manager fees, the distribution fees and the Organization and Offering Expenses borne by the Company to exceed 15.0% of gross proceeds from the Company’s offering of Shares (the “Offering”) pursuant to the Registration Statement as of the date of the reimbursement.

The following provisions in this Section 2(b) shall apply for only so long as the Shares of the Company are not listed on a national securities exchange.

(b)  Limitations on Reimbursement of Expenses. In addition to the compensation paid to the Advisor pursuant to Section 3, the Company shall reimburse the Advisor for all expenses of the Company incurred by the Advisor as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Advisor. No reimbursement shall be permitted for services for which the Advisor is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:

(i)  rent or depreciation, utilities, capital equipment, and other administrative items of the Advisor; and

(ii)  salaries, fringe benefits and other administrative items incurred or allocated to any executive officer or board member of the Advisor (or any individual performing such services) or a holder of 10% or greater equity interest in the Advisor (or any person having the power to direct or cause the direction of the Advisor, whether by ownership of voting securities, by contract or otherwise).

(c)  Periodic Reimbursement. Expenses incurred by the Advisor on behalf of the Company and payable pursuant to this Section 2 shall be reimbursed no less than monthly to the Advisor. The Advisor shall prepare a statement documenting the expenses of the Company and the calculation of the reimbursement and shall deliver such statement to the Company prior to full reimbursement. The Advisor may elect, in its sole discretion, to defer or waive all or a portion of such reimbursement. Any portion of such deferred reimbursement not taken as to any period shall be deferred without interest and may be taken by the Advisor in any other period prior to the occurrence of a Liquidity Event (as such term is defined in the LLC Agreement) as the Advisor may determine in its sole discretion.

3.  Compensation of the Advisor. During the Initial Term and any Renewal Term (each as defined in Section 9(a) hereof), the Company shall pay or cause to be paid a base management fee (“Base Management Fee”) calculated as an annual percentage of the Company’s average Gross Assets (as defined below) in accordance with the following schedule:

Average Gross Assets	Base Management Fee
$1 to $800,000,000	2.00% (0.167% monthly)
$800,000,001 to $1,500,000,000	1.75% (0.14583% monthly)
Greater than $1,500,000,000	1.50% (0.125% monthly)

“Gross Assets” for purposes of calculating the Base Management Fee shall mean, for any quarter, the Company’s total assets calculated at the end of each day in a manner consistent with the presentation of “Total Assets” on the Company’s Statement of Assets and Liabilities for such quarter, less any amount of indebtedness presented on such statement in excess of $50,000,000. The Base Management Fee for a period shall be calculated based on the average value of the Company’s Gross Assets at the end of each day during such period.

The Base Management Fee shall be payable periodically in arrears; provided, that the Base Management Fee shall be payable at least monthly but not more frequently than weekly. The Base Management Fee for any partial period shall be appropriately pro-rated. The Advisor may elect, in its sole discretion, to defer or waive all or a portion of the Base Management Fee. Any portion of a deferred Base Management Fee not taken as to any period shall be deferred without interest and may be taken by the Advisor in any other period prior to the occurrence of a Liquidity Event (as such term is defined in the LLC Agreement) as the Advisor may determine in its sole discretion.

4.  Covenants of the Advisor.

(a)  Advisor Status. The Advisor covenants that it will register as an investment adviser under the Advisers Act no later than it is required to do so pursuant to the Advisers Act and will maintain such registration. The Advisor agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

(b)  Reports to State Administrators. The Advisor shall, upon written request of any State Administrator, submit any of the reports and statements to be prepared and distributed by it pursuant to this Section 4 to such State Administrator.

(c)  Reserves. In performing its duties hereunder, the Advisor shall cause the Company to provide for adequate reserves for normal replacements and contingencies (but not for payment of fees payable to the Advisor hereunder) by causing the Company to retain a reasonable percentage of proceeds from offerings and revenues.

(d)  Recommendations Regarding Reviews. From time to time and not less than quarterly, the Advisor must review the Company’s accounts to determine whether cash distributions are appropriate.

(e)  Temporary Investments. The Advisor shall, in its sole discretion, temporarily place proceeds from offerings by the Company into short term, highly liquid investments which may include obligations of, or obligations guaranteed by, the U.S. government or bank money-market accounts or certificates of deposit of national or state banks that have deposits insured by the Federal Deposit Insurance Corporation (including certificates of deposit of any bank acting as a depository or custodian for any such funds) that can be readily sold, with appropriate safety of principal.

5.  Limitations on Front End Fees.

The following provisions in this Section 5 shall apply for only so long as the shares of the Company are not listed on a national securities exchange.

(a)  Limitations on Front End Fees. Notwithstanding anything herein to the contrary:

(i)  All fees and expenses paid by any party for any services rendered to organize the Company and to acquire assets for the Company (“Front End Fees”) shall be reasonable and shall not exceed 18% of the gross offering proceeds, regardless of the source of payment. Any reimbursement to the Advisor or any other person for deferred organizational and offering expenses, including any interest thereon, if any, will be included within this 18% limitation.

(ii)  The Advisor shall commit at least eighty-two percent (82%) of the gross offering proceeds towards the investment or reinvestment of assets and reserves as set forth in Section 4(c) above on behalf of the Company. The remaining proceeds may be used to pay Front End Fees.

6.  Other Activities of the Advisor. The services of the Advisor to the Company are not exclusive, and, subject to the Code of Business Conduct and Ethics of the Company, including the conflicts of interest policy included therein, the Advisor may engage in any other business or render the same, similar or different services to others including, without limitation, businesses that may directly or indirectly compete with us, so long as its services to the Company hereunder are not impaired thereby, and, subject to the Code of Business Conduct and Ethics of the Company, including the conflicts of interest policy included therein, nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Advisor to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law); provided, however, that the Advisor shall notify the Company prior to being engaged to serve as an advisor to a fund or another company that has a similar investment strategy to the Company’s investment strategy. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and members of the Company are or may become interested in the Advisor and its affiliates, as directors, officers, employees, partners, members, managers or otherwise, and that the Advisor and its directors, officers, employees, partners, stockholders, members and managers, and the Advisor’s affiliates are or may become similarly interested in the Company and/or its subsidiaries as members or otherwise.

7.  Responsibility of Dual Directors, Officers and/or Employees. If any person who is a manager, partner, member, officer or employee of the Advisor is or becomes a director, officer and/or employee of the Company and/or its subsidiaries and acts as such in any business of the Company and/or its subsidiaries, then such manager, partner, member, officer and/or employee of the Advisor shall be deemed to be acting in such capacity solely for the Company and/or its subsidiaries, and not as a manager, partner, member, officer or employee of the Advisor or under the control or direction of the Advisor, even if paid by the Advisor.

8.  Indemnification.

(a)  Indemnification. The Advisor (and its officers, managers, partners, members, agents, employees, controlling persons and any other person or entity affiliated with the Advisor, including without limitation the Administrator, and any person providing subadvisory services to the Advisor) shall not be liable to the Company or any of its subsidiaries, to the Board, or the Company’s or any subsidiary’s members, stockholders or partners for any action taken or omitted to be taken by the Advisor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company, concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Company and its subsidiaries shall indemnify, defend and protect the Advisor (and its officers, managers, partners, members, agents, employees, controlling persons and any other person or entity affiliated with the Advisor, including without limitation the Administrator, and any person providing subadvisory services to the Advisor, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this paragraph to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or any of its subsidiaries, to the Board, or the Company’s or any subsidiary’s members, stockholders or partners to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under this Agreement.

The following provisions in this Section 8 shall apply for only so long as the Shares of the Company are not listed on a national securities exchange.

(b)  Limitations on Indemnification. Notwithstanding Section 8(a) to the contrary, the Company and its subsidiaries shall not provide for indemnification of the Indemnified Parties for any liability or loss suffered by the Indemnified Parties, nor shall the Company or its subsidiaries provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Company and its subsidiaries, unless all of the following conditions are met:

(i)  the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company and its subsidiaries;

(ii)  the Indemnified Party was acting on behalf of or performing services for the Company and its subsidiaries;

(iii)  such liability or loss was not the result of negligence or misconduct by the Indemnified Party; and

(iv) such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from members.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(i)  there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee;

(ii)  such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or

(iii)  a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

(c)  Advancement of Funds. The Company shall be permitted to advance funds to the Indemnified Party for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are met:

(i) The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company; and

(ii) The Indemnified Party undertakes to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which the Indemnified Party is not found to be entitled to indemnification.

9.  Effectiveness, Duration and Termination of Agreement.

(a)  Term and Effectiveness. This Agreement shall become effective as of the date that the Company meets the minimum offering requirement, as such term is defined in the prospectus contained in the Registration Statement as declared effective by the SEC, and shall remain in effect for one year (the “Initial Term”), and thereafter shall continue automatically for successive annual periods (a “Renewal Term”), provided that such continuance is specifically approved at least annually by the vote of a majority of the Company’s independent directors.

(b)  Termination. This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Company upon 60 days’ written notice to the Advisor, by the vote of the Company’s independent directors, or (b) by the Advisor upon 120 days’ written notice to the Company. This Agreement shall not be assigned by the Advisor without the consent of the Company, which consent shall be approved by a majority of the Company’s independent directors, provided that (a) the Advisor may assign any rights to receive fees or other payments under this Agreement without obtaining the approval of the Company, and (b) the Advisor may assign or delegate any or all of its other rights or obligations to any subsidiary of the Advisor or any affiliate of Greenbacker Group LLC, without obtaining the approval of the Company, if such assignment or delegation does not constitute an “assignment” within the meaning of the Advisers Act. This Agreement shall not be assigned by the Company without the prior written consent of the Advisor except in the case of assignment by the Company to an organization which is a successor (by merger, consolidation, purchase of assets, or similar transaction) to the Company, in which case such successor organization shall be bound under this Agreement and by the terms of such assignment in the same manner as the Company is bound under this Agreement. The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

(c)  Payments to and Duties of Advisor Upon Termination.

(i)  After the termination of this Agreement, the Advisor shall not be entitled to compensation for further services provided hereunder except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Advisor prior to termination of this Agreement. If the Company and the Advisor cannot agree on the amount of such reimbursements and fees, the parties will submit to binding arbitration.

(ii)  The Advisor shall promptly upon termination:

(A)  Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B)  Deliver to the Board all assets and documents of the Company then in custody of the Advisor; and

(C)  Cooperate with the Company’s reasonable request to provide an orderly management transition.

10.  Notices. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.  Amendments. This Agreement may be amended by mutual consent.

12.  Entire Agreement; Governing Law. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

GREENBACKER RENEWABLE ENERGY COMPANY LLC

By:	/s/ Richard C. Butt
Name: Richard C. Butt
Title: Chief Financial Officer

GREENBACKER CAPITAL MANAGEMENT LLC

By:	/s/ Charles Wheeler
Name: Charles Wheeler
Title: President

GREENBACKER RENEWABLE ENERGY CORPORATION

By:	/s/ Richard C. Butt
Name: Richard C. Butt
Title: Chief Financial Officer